ASSIGNMENT OF LIENS AND LOAN DOCUMENTS



         THIS ASSIGNMENT OF LIENS AND LOAN DOCUMENTS ("Assignment") is made effective as of November 14, 1994 by and among
(i) CHEMICAL BANK, a New York banking corporation ("Assignor"), individually, and as Administrative Agent and Collateral Agent for the Banks, (ii) FOOTHILL CAPITAL CORPORATION, a California corporation ("Assignee"), and (iii) LIVE ENTERTAINMENT INC., a Delaware corporation, LIVE HOME VIDEO INC. (formerly known as International Video Entertainment Inc.), a Delaware corporation, LIVE AMERICA, INC. (formerly known as I.V.E. America, Inc.), a Delaware corporation, LIVE FILM AND MEDIAWORKS INC. (formerly known as International Video Productions Inc.), a California corporation, LIVE ENTERTAINMENT INTERNATIONAL INC. (formerly known as LEI-IVE Entertainment N.V.), a Delaware corporation, VESTRON INC. (formerly known as Vestron Acquisition Corp.), a Delaware corporation, and LIVE VENTURES INC., a Delaware corporation, (collectively, the "Borrowers"), with reference to the following:

         A. Borrowers are parties to that certain Third Amended and Restated Loan Agreement dated as of July 26, 1990, as amended through the Effective Date (as defined below), with Assignor (the
"Credit Agreement"). Initially capitalized terms that are used but not otherwise defined herein shall have the meanings as defined in the Credit Agreement.

         B. In connection with the Credit Agreement, Borrowers executed and delivered to Assignor and its predecessors various copyright mortgages, trademark mortgages, pledges, UCC filings, security agreements and other loan documents described on Exhibit A.

         C. Borrowers have requested, and as an accommodation to Borrowers, Assignor has agreed to assign to Assignee all of the right, title and interest of Assignor, the Banks, the Administrative Agent and the Collateral Agent in and to the Loans, the Credit Agreement, copyright mortgages, trademark mortgages, pledges, UCC filings, security agreements, laboratory access letters, laboratory pledgeholder agreements, and all other loan documents and security interests securing the Loans and Obligations under the Credit Agreement, including, without limitation, those described on Exhibit A (all such documents being referred to herein collectively as the "Loan Documents"), and Assignee has agreed to accept an assignment of the Loan Documents from Assignor.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby agrees as follows:

         1. Assignment. Assignor hereby irrevocably TRANSFERS, ASSIGNS, GRANTS and CONVEYS, WITHOUT REPRESENTATION, WARRANTY, OR RECOURSE OF ANY KIND and without any promise, agreement, statement, or undertaking whatsoever by the Assignor (except as expressly set forth in this Assignment), unto Assignee, all of the rights and obligations of Assignor, the Banks, the Administrative Agent and the Collateral Agent under the Loan Documents, together with all attendant liens, rights, titles, assignments and interests (including security interests granted to Assignor, the Banks, the Administrative Agent and the Collateral Agent in connection with the Loan Documents), pertaining to or in connection with the Loan Documents; and Assignee hereby ACCEPTS and ASSUMES all of such rights and obligations under the Loan Documents as of the Effective Date (as defined below). Nothing herein contained shall, or is intended to, warrant the validity, collectibility or enforceability with respect to the Loans, the Loan Documents or Assignor's security interest in the collateral described in the Loan Documents.

         2. Assignor Representations and Warranties. Assignor represents and warrants that:

              (a) The Credit Agreement was amended so that Assignor is the sole remaining Bank, Administrative Agent and Collateral Agent under the Credit Agreement;

              (b) Assignor is legally authorized to enter into this Assignment;

              (c) Assignor is the sole legal and beneficial owner of the interests being assigned hereunder and such interests are free and clear of any lien created by Assignor; and

              (d) The unpaid balance of the Loans is zero dollars ($0) as of the date hereof.

Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto or that this Assignment is effective to make the transfer contemplated hereby.

         3.   Assignee Representations and Warranties.  The Assignee
(i) represents and warrants that Assignee is legally authorized to enter into this Assignment; (ii) confirms that it has received a copy of the Loan Documents, together with copies of recent financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (iii) agrees that it will, independently and without reliance upon the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit
Agreement; and (iv) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank and as the Agent under the Credit Agreement. The Assignee and the Borrowers hereby acknowledge and agree that they have determined to seek the assignment contemplated by this Assignment for their own independent purposes and for their own convenience, based on their independent factual and legal review and without any reliance on the Assignor and that the Assignor has only a One Thousand Dollars ($1,000) Commitment to make Loans to the
Borrowers which Commitment has a maturity date of November 28, 1994. The Assignee acknowledges and agrees, both for itself and for each and all of its subsidiaries, affiliates, successors and assigns (including, without limitation, any subsequent holder or transferee of any of the rights or interests transferred hereby or pursuant hereto) that:

              (a) Credit Lyonnais Bank Nederland N.V., Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd. (collectively, the "Old Lenders") shall have no liability in respect of the Credit Agreement or the Loan Documents or in respect of this Assignment or any rights or interests transferred hereby;

              (b) Assignor shall have no liability in respect of the Credit Agreement or the Loan Documents or, except as expressly set forth in this Assignment, in respect of this Assignment or any rights or interests transferred hereby;

              (c) Except as expressly set forth in this Assignment, neither the Assignor nor any of its directors, officers, employees, attorneys, agents or affiliates is making or will make any promise, agreement, statement, representation or warranty, or shall have any duty of care, duty of disclosure or other duty or liability whatsoever to anyone, in respect of the authorization, execution, delivery, validity, enforceability, adequacy, sufficiency, collectibility or assignability of, or any other matter relating to, the Credit Agreement or any Loan Documents or this Assignment or any rights or interests which may be transferred hereby or pursuant hereto or in respect of the existence, value, creation, attachment, perfection, priority, enforceability or assignability of any collateral security, lien or other rights purported to be granted or available to the Assignor under the Credit Agreement or Loan Documents or in respect of any discharge, subordination, impairment or release of any rights or interests in any bankruptcy proceeding or otherwise or as to any legal or factual matters whatsoever; and

              (d) The Assignee is taking the Credit Agreement and the Loan Documents "as is," without the benefit of any representations and warranties, except as expressly set forth in this Assignment.

         4. Assumption by Assignee. The Assignee hereby assumes all obligations of the Assignor under the Credit Agreement and the Loan Documents transferred to the Assignee hereunder, and (without limiting the generality of the foregoing) the Assignee specifically agrees to assume in full all obligations of the Assignor to make future loans or to extend additional credit or to protect any collateral security or rights or otherwise to perform any act under the Loan Documents as hereafter amended from time to time.

         5. Delivery of Documents. Concurrently herewith and as Assignee shall from time to time reasonably request, and at the sole cost and expense of Borrowers, Assignor agrees to execute and deliver unto Assignee such financing statement assignments, copyright assignments, trademark assignments, notices of assignments of liens and loan documents as Assignee shall require, and such other assignments and agreements as Assignee shall reasonably request, to evidence and/or carry out the transfer and assignment contemplated by this Assignment.

         6. Resignation as Agent. As of the Effective Date, Assignor in its capacity as Administrative Agent and Collateral Agent hereby resigns as Administrative Agent and Collateral Agent under each of the Loan Documents and shall have no further obligations with respect thereto as Agent or as a Bank. The Assignee is hereby appointed and accepts appointment as the new Agent and assumes all of the obligations of the Agent under each of the Loan Documents, effective as of the Effective Date.

         7.   No Further Obligations.  As of the Effective Date
(a) Assignee shall be a party to the Loan Documents and, to the extent provided herein, shall have the rights and obligations under the Loan Documents of a Bank thereunder, and (b) Assignor shall have been released from all of its obligations under the Loan Documents and have no rights thereunder except those rights which survive the termination of the Loan Documents; provided, however, that (i) any claim Assignor may have thereunder is fully subordinated to the rights and claims of Assignee, and (ii) Assignor agrees not to ask the Assignee to pursue any remedies as a secured party on behalf of the Assignor for the period from the Effective Date until one hundred eighty (180) days after the Effective Date; provided, further, that (i) the Assignor may pursue at any time any remedies it may have as a general unsecured creditor of the Borrowers, and (ii) the foregoing agreement of the Assignor is made solely on behalf of the Assignor and not on behalf of any Bank that was a party to the Credit Agreement prior to the effectiveness of the Thirteenth Amendment to the Credit Agreement. Assignor acknowledges that Assignee may at any time terminate and/or release any and all copyright mortgages, trademark mortgages, UCC filings and other Loan Documents assigned to Assignee hereunder and that upon any such termination/release any rights that survive the termination of the Loan Documents may be pursued by Assignor and the Banks only as general unsecured creditors of the Borrowers.

         8.   Borrowers' Consent and Representation and Warranty.
The Borrowers hereby consent and agree to the transfers and assignments by the Assignor to the Assignee effected pursuant hereto and to the other terms hereof, and each Borrower specifically agrees that:

              (a) It will look solely to the Assignee for the performance and observance of all obligations of the Assignor under or with respect to the Credit Agreement or any Loan Documents;

              (b) The Assignor shall not be obligated to make any future loans or to extend any additional credit or to protect any collateral security or rights or otherwise to perform any act under the Credit Agreement or any Loan Documents;

              (c) The Assignor shall not be liable for any obligation, act, omission, breach of duty or wrongful conduct of the Assignee or any of its subsidiaries, affiliates, successors or assigns;

              (d) The Borrowers shall pay all out-of-pocket expenses incurred by the Assignor in connection with the execution and delivery of this Assignment and any documentation contemplated hereby, including but not limited to the fees and disbursements of Morgan, Lewis & Bockius.

              (e) Pursuant to Section 13.5 of the Credit Agreement, the obligations of the Borrowers under Section 13.5 of the Credit Agreement shall also continue to inure to the benefit of the Assignor, Credit Lyonnais Bank Nederland N.V., Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd. notwithstanding the Assignor's execution and delivery of this Assignment.

Borrowers, jointly and severally, represent and warrant that Exhibit A contains a complete and accurate description of all of the Loan Documents.

         9. Release. (a) The Assignee, for itself and for each and all of its subsidiaries, affiliates, successors and assigns (including, without limitation, any subsequent holder or transferee of any of the rights or interests transferred hereby or pursuant hereto), and each Borrower (each of the foregoing, a "releasing party") agrees that such releasing party will never assert or enforce (and hereby forever waives and releases, and agrees never to sue upon) any claim it might otherwise have against the Assignor, the Old Lenders or any of their directors, officers, employees, attorneys, agents or affiliates (each of the foregoing, a "released party"), on any theory of liability, in any manner based upon or arising out of or relating to or by reason of the Credit Agreement or any Loan Documents or this Assignment or any event, circumstance or condition related thereto, or any obligation at any time undertaken or promise at any time made by the released party thereunder, or any breach of contract, tort, wrongful conduct or other action at any time engaged in, taken or omitted to be taken thereunder or in respect thereof by the released party, in each case whether or not any such claim or any fact related thereto is presently known to such releasing party (the foregoing, collectively, the "Released Claims"), it being the intention of each releasing party to settle and release, fully and forever, all losses, demands, promises, undertakings, disputes, breaches, torts, wrongful conduct, differences, duties, liabilities and other claims of every type and nature which it might otherwise have or have had on or prior to the Effective Date of this Assignment by reason of any of the Released Claims, whether known or unknown and whether or not suspected; provided, however, that the foregoing shall not release the Assignor from its representations, warranties and covenants expressly set forth in this Assignment.

              (b) Each releasing party acknowledges that it has been advised by counsel with respect to the release contained herein.
Each releasing party hereby waives and relinquishes all the rights and benefits which it may have with respect to the Released Claims and under Section 1542 of the California Civil
Code and any similar provision of law or rule of decision. Each releasing party is familiar with and waives the provisions of
Section 1542 of the California Civil Code, which provides as follows:

                   "A general release does not extend to claims which
              the creditor does not know or suspect to exist in his favor at the time of executing the release which, if known by him, must have materially affected his settlement with the debtor."

              (c)  Each releasing party acknowledges that:

                 (i)    it is receiving full and adequate
              consideration for the Released Claims;

                 (ii)   the foregoing waiver of the provisions of
              Section 1542 of the California Civil Code was separately bargained for; and

                 (iii) each releasing party is executing his release voluntarily, with full knowledge of its significance, and with the express intention of affecting the legal consequences anticipated by Section 1542 California Civil Code.

         10. Assignor Not Original Agent. The parties hereto acknowledge that Assignor was not the original Agent under the Credit Agreement or the Loan Documents, but is the successor to Credit Lyonnais Bank Nederland N.V. As a result there may be UCC filings of record in the name of Credit Lyonnais Bank Nederland N.V. The Assignor shall not be liable to the Assignee in the event such UCC filings are not assigned to the Assignee by Credit Lyonnais Bank Nederland N.V.

         11. Governing Law. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New
York.

         12. Counterparts. This Assignment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         EXECUTED effective as of November 14, 1994 (the "Effective
Date").

                             "Assignor"

                             CHEMICAL BANK, individually, and as
                             Administrative Agent and Collateral
                             Agent for the Banks


                             By:____________________________________

                             Title:_________________________________



                             "Assignee"

                             FOOTHILL CAPITAL CORPORATION


                             By:____________________________________

                             Title:_________________________________



                             "Borrowers"

                             LIVE ENTERTAINMENT INC.


                             By_________________________________
                             Title:______________________________


                             LIVE HOME VIDEO INC.


                             By_________________________________
                             Title:______________________________


                             LIVE AMERICA INC.


                             By_________________________________
                             Title:______________________________


                             LIVE FILM AND MEDIAWORKS INC.


                             By_________________________________
                             Title:______________________________


                             LIVE ENTERTAINMENT
                             INTERNATIONAL INC.


                             By_________________________________
                             Title:______________________________


                             VESTRON INC.


                             By_________________________________
                             Title:______________________________


                             LIVE VENTURES INC.


                             By_________________________________
                             Title:______________________________

                                 Exhibit A

                              Loan Documents

                            (See Attached List)

                          LIVE Entertainment Inc.
                             and Subsidiaries

                       Agreements with Chemical Bank


1. Third Amended and Restated Loan and Security Agreement dated as of July 26, 1990 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE
         Entertainment N.V., International Video Productions Inc., Credit Lyonnais Bank Nederland N.V. and Chemical Bank

2. Amended and Restated Revolving Note dated July 26, 1990 in the principal amount of $100,000,000.

3. Amended and Restated Pledge Agreement (Stock) dated as of July 26, 1990 between LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Credit Lyonnais Bank Nederland N.V. and Chemical Bank

4. Amended and Restated Copyright Mortgage dated as of July 26, 1990 executed by LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V. and
         International Video Productions Inc.

5. Laboratory Pledgeholder Agreement dated as of July 26, 1990 between Rank Video Services America, LIVE Home Video Inc., Credit Lyonnais Bank Nederland N.V. and Chemical Bank

6. Consent and Waiver Letter dated July 26, 1990 regarding dividends payable to Carolco

7.       Waiver Letter dated July 26, 1990 regarding VCL
         Communications GmbH

8.       UCC Financing Statements:

         a. California UCC-2 amending financing statement filed on May 1, 1989
         b. California UCC-2 terminating financing statement filed on October 22, 1986
         c.   Delaware UCC-3
         d.   Illinois UCC-1
         e.   New York (county) UCC-3
         f.   New York (state) UCC-3

9. Notice of Pledge of LEI-IVE shares dated July 26, 1990 for delivery to registered office of LEI-IVE in the Netherland Antilles

10. First Amendment to Third Amended and Restated Loan and Security Agreement dated as of October 26, 1990 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Credit Lyonnais Bank Nederland N.V. and Chemical Bank

11. Second Amendment to Third Amended and Restated Loan and Security Agreement dated as of December 4, 1990 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and National Westminster Bank PLC, San Francisco Overseas Branch

12. Limited Waiver dated as of April 16, 1991 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

13. Third Amendment to Third Amended and Restated Loan and Security Agreement dated as of April 23, 1991 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A., National Westminster Bank PLC, San Francisco Overseas Branch and The Long-Term Credit Bank of Japan, Ltd.

14. Fourth Amendment to Third Amended and Restated Loan and Security Agreement dated as of July 16, 1991 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Acquisition Corp., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

15. Supplement Agreement dated as of July 16, 1991 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Acquisition Corp., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

16. Second Amended and Restated Revolving Note dated July 16, 1991 in the principal amount of $100,000,000.

17. Second Amended and Restated Pledge Agreement dated as of July 16, 1991 between LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Acquisition Corp., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

18.      Second Amended and Restated Pledge Agreement Irrevocable
         Proxy

19.      UCC Financing Statements:

         a.   California UCC-2
         b.   Connecticut UCC-1
         c.   Delaware UCC-3
         d.   Illinois UCC-3
         e.   Michigan UCC-1
         f.   New York (county) UCC-3
         g.   New York (state) UCC-3

20. Mortgage and Assignment of Copyright (VAC Domestic Rights) dated as of July 16, 1991

21. Mortgage and Assignment of Copyright (Dirty Dancing Sequel Rights) dated as of July 16, 1991

22.      Mortgage and Assignment of Copyright (LEI-IVE Foreign
         Rights) dated as of July 16, 1991

23. Trademark Mortgage and Assignment (LIVE Domestic Rights) dated as of July 16, 1991

24. Trademark Mortgage and Assignment (LEI-IVE Foreign Rights) dated as of July 16, 1991

25. Laboratory Pledgeholder Agreement dated as of July 16, 1991 between Laboratory, LIVE Home Video Inc., Credit Lyonnais Bank Nederland N.V. and Chemical Bank

26.      Screen Actors Guild Subordination Agreement dated as of July
         16, 1991.

27. Fifth Amendment to Third Amended and Restated Loan and Security Agreement dated as of November 21, 1991 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

28.      First Amendment to Second Amended and Restated Pledge
         Agreement (Stock) dated as of November 21, 1991

29.      Pledge Agreement (Stock) dated as of November 21, 1991

30. Sixth Amendment to Third Amended and Restated Loan and Security Agreement dated as of January 27, 1992 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

31.      Waiver Letter dated March 2, 1992 regarding delivery of
         $27,000,000 Subsidiary Note dated May 25, 1989 made by
         Lieberman Enterprises Incorporated to the order of LIVE
         Entertainment Inc.

32. Seventh Amendment to Third Amended and Restated Loan and Security Agreement dated as of March 20, 1992 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

33.      Supplemental Mortgage of Copyright dated March 26, 1992

34.      Mortgage and Assignment of Copyright dated June 3, 1992

35. Intercreditor Agreement dated as of June 8, 1992 by and between Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A., The Long-Term Credit Bank of Japan, Ltd. and WEA Corp.

36. Additional Intercreditor Agreement dated as of June 8, 1992 by and between Credit Lyonnais Bank Nederland N.V., Chemical Bank, The Bank of California, N.A., The Long-Term Credit
         Bank of Japan, Ltd. and WEA Corp.

37. Eighth Amendment to Third Amended and Restated Loan and Security Agreement dated as of June 16, 1992 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

38. Notice of Assignment and Irrevocable Authority to WEA Corp. dated June 16, 1992 with copy of transmittal letter dated June 17, 1992 from Steven E. Mangel, Esq. to John T.
         O'Connell at WEA Corp.

39. Acceptance of Assignment dated as of June 17, 1992 from WEA Corp. to Chemical Bank

40. Consent and Waiver Letter Agreement dated as of August 25, 1992 regarding Pioneer, Worldvision and National Geographic transactions and waiver of event of default by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

41.      Re Worldvision transaction:

         a. Partial Release and Reassignment of Amended and Restated Mortgage of Copyright dated as of August 31, 1992 with respect to Amended and Restated Mortgage of Copyright dated July 26, 1990

         b.   Partial Release and Reassignment of Supplemental
              Mortgage of Copyright dated as of August 31, 1992 with respect to Supplemental Mortgage of Copyright dated
              March 11, 1991

         c. Partial Release and Reassignment of Mortgage and Assignment of Copyright dated as of August 31, 1992 with respect to Mortgage and Assignment of Copyright dated July 16, 1991 by Vestron Acquisition Corp.

         d. Partial Release and Reassignment of Mortgage and Assignment of Copyright dated as of August 31, 1992 with respect to Mortgage and Assignment of Copyright dated July 16, 1991 by LEI-IVE Entertainment N.V.

         e.   Partial Release and Reassignment of Supplemental
              Mortgage of Copyright dated as of August 31, 1992 with respect to Supplemental Mortgage of Copyright dated
              September 30, 1991

         f.   Partial Release and Reassignment of Supplemental
              Mortgage of Copyright dated as of August 31, 1992 with respect to Supplemental Mortgage of Copyright dated
              March 26, 1992

         g.   Mortgage and Assignment of Copyright dated as of August
              27, 1992

42.      Re National Geographic transaction:

         a. Partial Release and Reassignment of Mortgage and Assignment of Copyright dated as of August 31, 1992 with respect to Mortgage and Assignment of Copyright dated July 16, 1991 by Vestron Acquisition Corp.

         b. Partial Release and Reassignment of Mortgage and Assignment of Copyright dated as of August 31, 1992 with respect to Mortgage and Assignment of Copyright dated July 16, 1991 by LEI-IVE Entertainment N.V.

         c.   Mortgage and Assignment of Copyright dated as of August
              27, 1992

43. Consent Agreement dated as of September 11, 1992 regarding Pioneer transaction by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

44.      Letter dated September 14, 1992 from LIVE Distributing Inc.

45. Letter dated September 14, 1992 from Pioneer LDCA, Inc. to Chemical Bank, Credit Lyonnais Bank Nederland N.V., The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

46. Ninth Amendment to Third Amended and Restated Loan and Security Agreement dated as of November 25, 1992 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

47. Tenth Amendment to Third Amended and Restated Loan and Security Agreement dated as of February 5, 1993 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

48. Intercreditor Agreement dated as of February 5, 1993 between Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A.,The Long-Term Credit Bank of Japan, Ltd., Pioneer Agent and the Pioneer Lenders

49.      Mortgage and Assignment of Copyright dated February 10, 1993

50. Memorandum of Third Amended and Restated Loan and Security Agreement Regarding Trademarks dated February 10, 1993

51. Consent and Waiver Letter Agreement dated as of March 5, 1993 re Miramax transaction by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

52.      Fourth Amended and Restated Promissory Note dated March 23,
         1993

53. Letter Agreement dated March 23, 1993 regarding LIVE Consolidated Net Worth and LHV Net Worth covenants, together with corresponding form of Letter Agreement dated March 23, 1993 between LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc. and Pioneer regarding the foregoing covenants

54. Trustee Intercreditor Agreement dated as of March 23, 1993 between Chemical Bank, the Pioneer Agent, the Pioneer
         Lenders and American Stock Transfer & Trust Company

55. Mortgage and Assignment of Copyright dated March 23, 1993 relating to LIVE Home Video L.P. assets transferred to International Video Productions Inc.

56. Letter Agreement dated March 8, 1993 consent to assignment by Canyon Partners Incorporated ("Canyon") of interest in Pioneer Credit Facility to CPI Securities, L.P. ("CPI") and Assignment dated as of February 5, 1993 from Canyon to CPI

57.      Notice Letter dated as of February 5, 1993 from Pioneer
         North America, Inc. to Chemical Bank, as Administrative
         Agent and Collateral Agent for the Banks with respect to securities interest in Pledged Securities

58.      Notice Letter dated as of February 5, 1993 from Pioneer
         North America, Inc. to Chemical Bank, as Administrative
         Agent and Collateral Agent for the Banks regarding deposit accounts

59. Eleventh Amendment to Third Amended and Restated Loan and Security Agreement dated as of March 26, 1993 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

60. New Notes Intercreditor Agreement dated as of March 26, 1993 by and between Chemical Bank, as Administrative Agent and as Collateral Agent, and U.S. Trust Company of California, N.A.

61. Amended and Restated Trustee Intercreditor Agreement dated as of March 26, 1993 by and between Chemical Bank, as Administrative Agent and as Collateral Agent, U.S. Trust Company of California, N.A. and American Stock Transfer & Trust Company

62. Mortgage and Assignment of Copyright executed as of March 30, 1993 relating to the Group B and Group C Miramax titles

63. Consent and Waiver Letter Agreement dated as of December 22, 1993 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

64. Addendum to New Notes Intercreditor Agreement dated as of December 22, 1993 by and between Chemical Bank, as
         Administrative Agent and as Collateral Agent, and U.S. Trust Company of California, N.A.

65. Agreement dated as of December 22, 1993 by and among LIVE Ventures Inc., Chemical Bank, Imperial Bank, The Bank of
         California, N.A. and The Long-Term Credit Bank of Japan,
         Ltd.

66.      UCC-1 Financing Statements for LIVE Ventures Inc.:

         a.   California
         b.   Connecticut
         c.   Delaware
         d.   Illinois
         e.   Michigan
         f.   New York (county)
         g.   New York (state)

67. Twelfth Amendment to Third Amended and Restated Loan and Security Agreement dated as of January 28, 1994 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., LIVE Ventures Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

68. Consent Letter dated as of January 28, 1994 regarding Gladden Agreement by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., LIVE Ventures Inc., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

69. Consent Letter dated as of July 6, 1994 re Stargate and Congo Square by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., LIVE Ventures Inc., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

70. Thirteenth Amendment to Third Amended and Restated Loan and Security Agreement dated as of July 29, 1994 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., LIVE Ventures Inc., Credit Lyonnais Bank Nederland N.V., Chemical Bank, Imperial Bank, The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd.

71. Fourteenth Amendment to Third Amended and Restated Loan and Security Agreement dated as of August 29, 1994 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., LIVE Ventures Inc. and Chemical Bank

72.      Waiver Letter dated August 29, 1994 re Strawberries
         Agreement and Plan of Merger by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE
         Entertainment N.V., International Video Productions Inc., Vestron Inc., LIVE Ventures Inc. and Chemical Bank

73. Fifteenth Amendment to Third Amended and Restated Loan and Security Agreement dated as of September 14, 1994 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., LIVE Ventures Inc. and Chemical Bank

74. Waiver Letter dated September 21, 1994 re redemption of New Notes by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V.,
         International Video Productions Inc., Vestron Inc., LIVE
         Ventures Inc. and Chemical Bank

75. Sixteenth Amendment to Third Amended and Restated Loan and Security Agreement dated as of October 14, 1994 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., LIVE Ventures Inc. and Chemical Bank

76. Seventeenth Amendment to Third Amended and Restated Loan and Security Agreement dated as of November 14, 1994 by and among LIVE Entertainment Inc., LIVE Home Video Inc., LIVE America Inc., LEI-IVE Entertainment N.V., International Video Productions Inc., Vestron Inc., LIVE Ventures Inc. and Chemical Bank